EXHIBIT 10.14
INDEMNIFICATION AGREEMENT
     THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of this ___day of May, 2010 by and among WELSH PROPERTY TRUST, L.P., a Delaware limited partnership (the “Indemnitor”), as indemnitor, in favor of the individuals and entities identified on Exhibit A attached hereto (each, an “Indemnitee” and collectively, the “Indemnitees”), as indemnitee.
RECITALS:
     WHEREAS, in connection with an initial public offering of its common stock, WELSH PROPERTY TRUST, INC., a Maryland corporation (the “REIT”), desires to consolidate the ownership of a portfolio of properties (the “Properties”) currently owned, directly or indirectly, by various entities and individuals through certain entities managed by affiliates of WelshCo, LLC (the “Existing Entities”), as more particularly described in the Confidential Offering Memorandum dated December 23, 2009, as supplemented by that certain Supplement dated February 16, 2010 (the “PPM”), and to own and operate such Properties as a self-administered and self-managed real estate investment trust within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended; and
     WHEREAS, the consolidation of the Existing Entities (hereinafter referred to as the “Formation Transactions”) will be accomplished by a series of contributions by the owners of equity interests in such Existing Entities to the Indemnitor in exchange for units of limited partner interest in the Indemnitor (“OP Units”) pursuant to one or more contribution agreements substantially in the form of contribution agreement accompanying the PPM (collectively, the “Contribution Agreements”); and
     WHEREAS, each Indemnitee is party to one or more Contribution Agreements pursuant to which such Indemnitee has agreed to contribute the ownership interest of such Indemnitee in one or more of the Existing Entities (each, a “Contributed Entity”) to the Indemnitor in exchange for OP Units; and
     WHEREAS, pursuant to the agreements listed on Schedule I hereto (each such agreement, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, a “Covered Agreement”), the Indemnitees have guaranteed or agreed to guaranty the payment and performance of certain indebtedness, liabilities, claims and other obligations of one or more Contributed Entities (collectively, whether now existing or hereafter arising or incurred, and whether or not subject to any contingency, the “Guaranty Obligations”), and/or to protect, defend, indemnify, release and hold certain third parties harmless from and against certain losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities, judgments and other amounts arising out of or relating to one or more Contributed Entities and/or the use, maintenance and operation of the real property and other assets owned by one or more Contributed Entities (collectively, whether now existing or hereafter arising or incurred, and whether or not subject to any contingency, the “Indemnity Obligations”; herein, the

Guaranty Obligations and the Indemnity Obligations are sometimes referred to collectively as the “Covered Obligations”); and
     WHEREAS, to induce each Indemnitee to enter into each Contribution Agreement to which such Indemnitee is a party, the Indemnitor has agreed to enter into this Agreement and to indemnify each Indemnitee as herein provided.
AGREEMENTS:
     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Indemnification. The Indemnitor hereby agrees to indemnify and hold each Indemnitee and, with respect to any Indemnitee that is not a natural person, its officers, directors, employees, agents, representatives and attorneys (hereinafter collectively referred to as “Indemnified Parties”), harmless from and against, and shall reimburse the Indemnified Parties for, any and all losses, claims, damages, liabilities, fines, penalties, costs, expenses, judgments and settlements (each, a “Loss”) of any threatened, pending or completed civil, criminal, administrative or investigative inquiry, claim, action, suit, proceeding, hearing, investigation, mediation, arbitration or other alternative dispute resolution mechanism (each, a “Proceeding”) which are actually and reasonably paid or incurred, directly or indirectly, by one or more of the Indemnified Parties as a result of, in connection with or in any way relating to any Covered Obligation arising under or pursuant to any Covered Agreement to which such Indemnitee is a party, except to the extent such Covered Obligation arises or otherwise exists by reason of (i) the bad faith, fraud, gross negligence or willful misconduct of such Indemnified Party or (ii) an act or omission by such Indemnified Party which directly or indirectly causes a violation of any non-recourse carve-out guaranty, limited recourse guaranty or other so-called “bad boy” guaranty, or similar provisions contained in any mortgage, guaranty or other finance document to which the Covered Obligation relates. Notwithstanding the foregoing, the Indemnitor shall not be obligated to provide any indemnification or reimbursement hereunder in respect of any Loss arising under or pursuant to any Covered Agreement that is amended, supplemented, restated, replaced, or otherwise modified after the date of this Agreement without the prior written consent of the Indemnitor to the extent such Loss exceeds the Loss for which the Indemnitor would have been obligated to provide indemnification or reimbursement hereunder had such Covered Agreement not been so amended, supplemented, restated, replaced or otherwise modified.
     Section 2. Procedures for Indemnification.
     (a) In the event an Indemnified Party seeks indemnification under this Agreement, the Indemnified Party shall promptly give notice hereunder to the Indemnitor upon obtaining notice of any demand for payment of any Covered Obligation, or any claim, investigation, or service of a summons or other initial or continuing legal or administrative process or proceeding in any Proceeding instituted, or threatened to be instituted, against the Indemnified Party as to which recovery or other action may be sought against the Indemnified Party because of the indemnification provided for herein, and the Indemnified Party shall be required to permit the Indemnitor to assume the defense of any such Proceeding. The right to indemnification hereunder shall not be affected by any failure of the Indemnified Party to give such notice (or by delay by the Indemnified Party in giving such notice) unless, and only to the extent that, the rights and remedies of the Indemnitor shall have been prejudiced as a result of the failure to give, or the delay in giving, such notice. Failure by the Indemnitor to notify the Indemnified Party of its affirmative intent to defend any such Proceeding within thirty (30) days after notice thereof shall have been given to the Indemnitor shall be deemed a waiver by the Indemnitor of its right to defend such Proceeding.
     (b) If the Indemnitor assumes the defense of any such Proceeding, the obligations of the Indemnitor hereunder as to such Proceeding shall include taking all steps reasonably necessary in the defense or settlement of such Proceeding and holding the Indemnified Party harmless from and against any and all Losses caused by or arising out of any settlement approved by the Indemnitor or any judgment entered in connection with such Proceeding except where, and only to the extent that, the Indemnitor has been prejudiced by the actions or omissions of the Indemnified Party. The Indemnitor shall not, in the defense of any such Proceeding, consent to entry of any judgment (other than a judgment of dismissal on the merits without cause) except with the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), or enter into any settlement (except with the written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned) unless (i) there is no finding or omission of any violation of law and no material effect on any claims that could reasonably be expected to be made against the Indemnified Party, (ii) the sole relief provided is monetary damages, and (iii) the settlement shall include the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect of such Proceeding. Upon the Indemnitor’s assumption of the defense of any such Proceeding, the Indemnified Party shall be entitled to participate in the defense of the Proceeding, but solely by observation and comment to the Indemnitor, and the counsel selected by the Indemnified Party shall not appear on its behalf in any Proceeding arising hereunder. The Indemnified Party shall bear the fees and expenses of any additional counsel retained by it to participate in its defense unless any of the following shall apply: (i) the employment of such counsel and the payment of fees by the Indemnitor shall have been authorized in advance in writing by the Indemnitor; or (ii) the Indemnitor’s legal counsel shall advise the Indemnitor in writing, with a copy to the Indemnified Party, that there is a conflict of interest that would make it inappropriate under applicable standards of professional conduct to have common counsel. If clause (i) or (ii) in the immediately preceding sentence is applicable, then the Indemnified Party may employ separate counsel at the expense of the Indemnitor to represent the Indemnified Party, but in no event shall the Indemnitor be obligated to pay the costs and expenses of more than one such separate counsel for any one Proceeding in any one jurisdiction. The Indemnitor shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnitor agrees to indemnify the Indemnified Party against any Loss by reason of such settlement or judgment.

     (c) Each party hereto shall cooperate in good faith and in all respects with the Indemnitor and its representatives (including without limitation its counsel) in the investigation, negotiation, settlement, trial and/or defense of any Proceedings (and any appeal arising therefrom). The parties shall cooperate with each other and any notifications to and information requests of any insurers. No individual representative of any party hereto or the respective affiliates shall be personally liable for any loss, claim or other amount under this Agreement, except as specifically agreed to by said individual representative.
     Section 3. Indemnification for Expenses of a Witness. To the extent an Indemnified Party is a witness in any Proceeding to which the Indemnified Party is not a party, such Indemnified Party shall be indemnified against and reimbursed for all costs and expenses actually and reasonably paid or incurred by such Indemnified Party in connection therewith.
     Section 4. Non-Exclusivity. The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnified Party may at any time be entitled under any other agreement, under applicable law, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnified Party under this Agreement in respect of any action taken or omitted by such Indemnified Party prior to such amendment, alteration or repeal. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
     Section 5. Subrogation; Limitation of Liability. Except as otherwise provided herein, in the event of any payment under this Agreement, the Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnified Party, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Indemnitor to bring suit to enforce such rights. The Indemnitor shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnified Party has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.
     Section 6. Duration of Agreement. All agreements and obligations of the Indemnitor contained herein shall continue so long as an Indemnified Party has or may have any liability with respect to a Covered Obligation arising under any Covered Agreement.
     Section 7. Entire Agreement; Binding Effect; Modification and Waiver. Except as stated herein, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the

Indemnitor), assigns, spouses, heirs, executors and personal and legal representatives. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless explicitly so stated.
     Section 8. Severability. If any provision or provisions of this Agreement shall be held to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.
     Section 9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand (with receipt) to the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, to the applicable parties at their respective addresses set forth on the execution page(s) hereto or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying with the terms of this Section 9.
     Section 10. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof. This Agreement and the obligations of the parties hereunder shall survive termination of the Covered Agreements.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITOR:	WELSH PROPERTY TRUST, L.P., a Delaware limited partnership

By: WELSH PROPERTY TRUST, LLC, a Delaware limited liability company, its general partner

By:

Name:

Title:

	Address:	4350 Baker Road, Suite 400,
Minnetonka MN 55343

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
INDEMNITEE:

DENNIS J. DOYLE
Address:	4350 Baker Road, Suite 400,
Minnetonka MN 55343
INDEMNITEE:

SCOTT T. FREDERIKSEN
Address:	4350 Baker Road, Suite 400,
Minnetonka MN 55343
INDEMNITEE:

JEAN V. KANE
	Address:	4350 Baker Road, Suite 400,
Minnetonka MN 55343

INDEMNITEE:	DOYLE SECURITY FUND, LLC

By:

Name:
Title:
	Address:	4350 Baker Road, Suite 400,
Minnetonka MN 55343

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:	WAYZATA VILLAGE SHOPPES, LLP, a
Minnesota limited liability partnership

By:

Name:
Title:
Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:	ARLINGTON COLLINS ROSEWOOD APARTMENTS, L.P., a Texas limited partnership
By:
Name:
Title:
Address:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
INDEMNITEE:

STANFORD M. BARATZ
Address:

INDEMNITEE:
STANFORD M. BARATZ, AS TRUSTEE OF
THE STANFORD M. BARATZ REVOCABLE
TRUST, AS AMENDED AND RESTATED U/A
DATED DECEMBER 9, 2005

Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
INDEMNITEE:

ROBERT ANGLESON
Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
INDEMNITEE:

ROBERT MITSCH
Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.
INDEMNITEE:

ALVIN S. ZELICKSON
Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:	WELSH MIDWEST REAL ESTATE FUND, LLC

By:
Name:
Title:
	Address:	c/o Welsh Companies, LLC
4350 Baker Road, Suite 400,
Minnetonka MN 55343

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:	ROSERIDGE HOLDINGS, LLC

By:
Name:
Title:
Address:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

INDEMNITEE:	WESTVAL VENTURES, LLC

By:
Name:
Title:
Address:

EXHIBIT A
Indemnitees

Dennis J. Doyle

Scott T. Frederiksen

Jean V. Kane

Wayzata Village Shoppes, LLP

Arlington Collins Rosewood Apartments, L.P.

Stanford M. Baratz

Stanford M. Baratz Revocable Trust

Robert Angleson

Robert Mitsch

Alvin S. Zelickson

Welsh Midwest Real Estate Fund, LLC

Roseridge Holdings, LLC

Westval Ventures, LLC

Doyle Security Fund, LLC

SCHEDULE I

Indemnitees	Covered Agreements
Dennis J. Doyle	1. Limited Guaranty Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

2. Hazardous Substances Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

3. Building Laws Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

4. Section 8 and 9 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

5. Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

6. Environmental and ERISA Indemnification Agreement dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan)

7. Keep Well Indemnity dated May 16, 2006 in favor of Prudential Mortgage Capital Company or assignee (Loan to Lunt Howard, LLC et al.).

8. Joinder to Loan Agreement dated February 1, 2006 in favor of General Electric Capital Corporation (Kiesland).

9. Keep Well Indemnity dated May 15, 2007 in favor of Prudential Mortgage Capital Funding, LLC or assignee (Romulus).

10. Conditional Payment Guaranty dated July 11, 2008 in favor of Fifth Third Bank (Enterprise Park).

11. Guaranty effective as of April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

Indemnitees	Covered Agreements
12. Environmental and ADA Indemnity Agreement effective as of April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

13. Personal Guaranty Agreement dated April 28, 2009 in favor of Associated Bank, National Association (Queenland).

14. Guaranty dated May ___, 2010 in favor of Tradition Capital Bank (Welsh Warren II, LLC).

15. Guaranty dated May 1, 2009 in favor of The First Bank of Northfield (Shoreview).

16. Continuing Guaranty dated March 3, 2010 in favor of Royal Credit Union (Waters Ventures).

17. Indemnity and Guaranty Agreement dated September 14, 2005 in favor of Prudential Mortgage Capital Company, LLC or assignee (Anderberg Lund Project).

18. Hazardous Substances Indemnity Agreement dated September 14, 2005 in favor of Prudential Mortgage Capital Company, LLC or assignee (Anderberg Lund Project).

19. Second Amended and Restated Guaranty Agreement dated June 28, 2007 in favor of M&I Marshall & Ilsley Bank (Baker Road).

20. Second Amended and Restated Environmental and ADA Indemnification Agreement dated June 28, 2007 in favor of M&I Marshall & Ilsley Bank (Baker Road).

21. Replacement Guaranty dated May ___, 2010 in favor of Bank Mutual (Franklin).

22. Replacement Guaranty dated May ___, 2010 in favor of Bank Mutual (Shoreview).

23. Limited Guaranty (Illinois) dated November 12, 2003 in favor of Allianz Life Insurance Company of North America (Glendale).

Indemnitees	Covered Agreements
24. Limited Guaranty (Wisconsin) dated November 12, 2003 in favor of Allianz Life Insurance Company of North America (Pewaukee).

25. Continuing Guaranty dated July 6, 2006 in favor of Heartland Bank (Green Park).

26. Continuing Guaranty dated September 24, 2004 in favor of Heartland Bank (Lambert III).

27. Continuing Guaranty dated December 21, 2006 in favor of Heartland Bank (Lambert IV).

28. Indemnity and Guaranty Agreement dated July 23, 2002 in favor of Wells Fargo Bank, N.A. (successor to Wachovia Bank National Association) (Lambert I).

29. Environmental indemnity in favor of Wells Fargo Bank, N.A. (successor to Wachovia Bank National Association (Lambert I), if any

30. Guaranty dated April 15, 2005 in favor of JPMorgan Chase Bank or assignee (Lambert II).

31. Environmental indemnity in favor of JPMorgan Chase Bank or assignee (Lambert II), if any

Indemnitees	Covered Agreements
Scott T. Frederiksen	1. Limited Guaranty Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

2. Hazardous Substances Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

3. Building Laws Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

4. Guaranty effective April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

5. Environmental and ADA Indemnification Agreement effective as of April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

6. Personal Guaranty Agreement dated April 28, 2009 in favor of Associated Bank, National Association (Queenland).

7. Guaranty dated May 1, 2009 in favor of The First Bank of Northfield (Shoreview).

8. Guaranty of Recourse Obligations dated June 14, 2007 in favor of Wells Fargo Bank, N.A. (successor to Countrywide) (Bush Lake Road).

9. Personal Guaranty Agreement dated November 25, 2009 in favor of M&I Marshall & Ilsley Bank (Baker Road).

Indemnitees	Covered Agreements
Jean V. Kane	1. Guaranty effective as of April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

2. Environmental and ADA Indemnification Agreement effective as of April 15, 2010 in favor of U.S. Bank National Association (Hoover Road).

3. Personal Guaranty Agreement dated April 28, 2009 in favor of Associated Bank, National Association (Queenland).

4. Guaranty dated May 1, 2009 in favor of The First Bank of Northfield (Shoreview).

5. Personal Guaranty Agreement dated November 25, 2009 in favor of M&I Marshall & Ilsley Bank (Baker Road).

Wayzata Village Shoppes, LLP	1. Limited Guaranty (Illinois) in favor of Allianz Life Insurance Company of North America dated November 12, 2003 (Glendale).

2. Limited Guaranty (Wisconsin) in favor of Allianz Life Insurance Company of North America dated November 12, 2003 (Pewaukee).

Arlington Collins Rosewood Apartments, L.P.	1. Limited Guaranty (Illinois) in favor of Allianz Life Insurance Company of North America dated November 12, 2003 (Glendale).

2. Limited Guaranty (Wisconsin) in favor of Allianz Life Insurance Company of North America dated November 12, 2003 (Pewaukee).

Indemnitees	Covered Agreements
Stanford M. Baratz	1. Limited Guaranty Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

2. Hazardous Substances Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

3. Building Laws Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

Stanford M. Baratz, as Trustee of the Stanford M. Baratz Revocable Trust, as amended and restated U/A dated December 9, 2005	1. Limited Guaranty Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

2. Hazardous Substances Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

3. Building Laws Indemnification Agreement dated February 6, 2009 in favor of MidFirst Bank (Welsh 85 Loan).

Robert Angleson	1. Section 10 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

2. Special Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

3. Guaranty of Recourse Obligations dated June 14, 2007 in favor of Wells Fargo Bank, N.A. (successor to Countrywide) (Bush Lake Road).

Indemnitees	Covered Agreements
Robert Mitsch	1. Section 10 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

2. Special Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

3. Guaranty of Recourse Obligations dated June 14, 2007 in favor of Wells Fargo Bank, N.A. (successor to Countrywide) (Bush Lake Road).

Alvin Zelickson	Guaranty dated as of May 1, 2009 in favor of First Bank of Northfield (Shoreview).

Doyle Security Fund, LLC	1. Sections 8 and 9 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

2. Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

3. Environmental and ERISA Indemnification Agreement dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan)

4. Indemnity and Guaranty Agreement dated May 16, 2006 in favor of Prudential Mortgage Capital Company, LLC or assignee (Lunt Howard, LLC, et al).

5. Hazardous Substances Indemnity Agreement dated May 16, 2006 in favor of Prudential Mortgage Capital Company, LLC or assignee (Lunt Howard , LLC, et al).

6. Indemnity and Guaranty Agreement dated November 21, 2006 in favor of Prudential Mortgage Capital Company, LLC or assignee (Welsh Jacksonville, LLC, et al.)

7. Hazardous Substances Indemnity Agreement dated May 16, 2006 in favor of Prudential Mortgage Capital Company, LLC or assignee (Welsh Jacksonville, LLC, et al.)

Indemnitees	Covered Agreements
8. Joinder to Loan Agreement dated February 1, 2006 in favor of General Electric Capital Corporation (Kiesland).

9. Indemnity and Guaranty Agreement dated May 15, 2007 in favor of Prudential Mortgage Capital Funding, LLC or assignee (Romulus).

10. Hazardous Substances Indemnity Agreement dated May 15, 2007 in favor of Prudential Mortgage Capital Funding, LLC or assignee (Romulus).

11. Indemnity and Guaranty Agreement dated November 17, 2006 in favor of Prudential Mortgage Capital Company, LLC or assignee (Valley View).

12. Hazardous Substances Indemnity Agreement dated November 17, 2006 in favor of Prudential Mortgage Capital Company or assignee (Valley View).

13. Guaranty dated May 21, 2008 in favor of Bank Mutual (Franklin).

14. Limited Guaranty dated April 17, 2006 in favor of Wells Fargo Bank, N.A. (Plymouth).

15. Environmental indemnity in favor of Wells Fargo Bank, N.A. (Plymouth), if any.

16. Guaranty dated November 1, 2005 in favor of Wells Fargo Bank, N.A. as assignee to Archon Financial, L.P. (Tricor)

17. Environmental indemnity in favor of Wells Fargo Bank, N.A. as assignee to Archon Financial, L.P. (Tricor), if any

Indemnitees	Covered Agreements
Westval Ventures, LLC	1. Sections 8 and 9 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

2. Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

3. Environmental and ERISA Indemnification Agreement dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan)

Roseridge Holdings, LLC	1. Sections 8 and 9 of Promissory Note dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

2. Recourse Liabilities Guaranty dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan).

3. Environmental and ERISA Indemnification Agreement dated December 16, 2005 in favor of Prudential Insurance Company of America (Westval/Roseridge Loan)

Midwest Real Estate Fund, LLC	1. Joinder to Loan Agreement dated July 15, 2005 in favor of General Electric Capital Corporation or assignee (Urbandale)

2. Hazardous Materials Indemnity Agreement dated July 15, 2005 in favor of General Electric Capital Corporation or assignee (Urbandale)